UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2021

TIDEWATER INC.
(Exact name of Registrant as specified in its charter)

delaware	1-6311	72-0487776
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

6002 Rogerdale Road, Suite 600, Houston, Texas 77072
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (713) 470-5300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	TDW	New York Stock Exchange
Series A Warrants to purchase shares of common stock	TDW.WS.A	New York Stock Exchange
Series B Warrants to purchase shares of common stock	TDW.WS.B	New York Stock Exchange
Warrants to purchase shares of common stock	TDW.WS	NYSE American
Preferred stock purchase rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

As described in Item 5.07 below, on June 8, 2021, at the 2021 annual meeting of stockholders (the “Annual Meeting”) of Tidewater Inc. (the “Company”), the Company’s stockholders approved the Tidewater Inc. Amended and Restated 2021 Stock Incentive Plan (the “Plan”). The Plan had been previously approved, subject to stockholder approval, by the Board of Directors (the “Board”) of the Company.

The summaries of the Plan are set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on May 12, 2021 and the supplement thereto filed with the SEC on May 21, 2021. These summaries and the foregoing description of the Plan do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan, which was filed to the Company’s Current Report on Form 8-K filed with the SEC on May 21, 2021 as Exhibit 10.1, and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Due to the public health concerns of the COVID-19 pandemic and to support the health and well-being of meeting participants, the Company held the Annual Meeting on June 8, 2021 virtually via a live audio webcast. As of April 12, 2021, the record date for the Annual Meeting, the Company had 40,731,777 shares of common stock outstanding. Of that number, 32,586,373 shares were represented in person or by proxy at the Annual Meeting. The Company’s stockholders voted on the following four proposals at the Annual Meeting, casting their votes as described below.

Proposal 1: Election of Eight Directors

Each of the eight individuals listed below was elected at the Annual Meeting to serve a one-year term on the Company’s Board.

Director Nominee	Votes For	Withheld	Broker Non-Votes
Darron M. Anderson	29,270,863	71,973	3,243,537
Dick Fagerstal	26,256,733	3,086,103	3,243,537
Quintin V. Kneen	29,267,316	75,520	3,243,537
Louis A. Raspino	27,929,323	1,413,513	3,243,537
Larry T. Rigdon	29,128,934	213,902	3,243,537
Robert E. Robotti	28,314,215	1,028,621	3,243,537
Kenneth H. Traub	22,833,734	6,509,102	3,243,537
Lois K. Zabrocky	29,266,254	76,582	3,243,537

Proposal 2: Approval of the Amended and Restated 2021 Stock Incentive Plan

Proposal 2 was a vote to approve the Plan, which was authorized by the Board on March 9, 2021. This proposal was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,543,899	682,847	116,090	3,243,537

Proposal 3: Advisory Vote on Executive Compensation

Proposal 3 was an advisory vote on executive compensation as disclosed in the proxy materials for the Annual Meeting. This advisory vote was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,601,437	624,228	117,171	3,243,537

Proposal 4: Ratification of Selection of Independent Registered Public Accounting Firm

Proposal 4 was a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. This proposal was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,451,673	46,231	88,469	N/A

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

10.1	Tidewater Inc. Amended and Restated 2021 Stock Incentive Plan (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed on May 21, 2021, File No. 1-6311).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 10, 2021
TIDEWATER INC.

	By:	/s/ Daniel A. Hudson
Daniel A. Hudson
Executive Vice President, General Counsel and Secretary